UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 3, 2019
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[ ] Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 3, 2019, the Company held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). There were 860,535,372 shares of common stock represented either in person or by proxy at the Annual Meeting. The shareholders of the Company voted as follows on the following matters at the Annual Meeting:
1.    Election of Directors. The eleven directors were elected at the Annual Meeting for a one-year term based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
William C. Ballard, Jr.	743,856,661	37,789,947	502,809	78,385,955
Richard T. Burke	741,471,456	40,193,755	484,206	78,385,955
Timothy P. Flynn	775,490,200	6,185,037	474,180	78,385,955
Stephen J. Hemsley	768,845,267	12,054,652	1,249,498	78,385,955
Michele J. Hooper	751,445,650	30,279,627	424,140	78,385,955
F. William McNabb III	779,955,857	1,719,563	473,997	78,385,955
Valerie C. Montgomery Rice, M.D	780,330,739	1,390,095	428,583	78,385,955
John H. Noseworthy, M.D.	780,539,300	1,142,714	467,403	78,385,955
Glenn M. Renwick	770,376,600	11,274,572	498,245	78,385,955
David S. Wichmann	773,997,277	7,720,697	431,443	78,385,955
Gail R. Wilensky, Ph.D.	755,759,025	25,940,574	449,818	78,385,955

2.	Non-binding advisory vote on executive compensation. The Company’s executive compensation was approved by a non-binding advisory vote based upon the following votes:

For	Against	Abstain	Broker Non-Votes
744,176,310	37,020,599	952,508	78,385,955

3.
Ratification of the appointment of Deloitte & Touche LLP. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2019 was ratified based upon the following votes:

For	Against	Abstain
851,100,311	8,812,107	622,954

4.	Shareholder proposal regarding amendment to proxy access bylaw. The shareholder proposal was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
208,045,591	571,884,766	2,219,060	78,385,955

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Dannette L. Smith
Dannette L. Smith
Secretary to the Board of Directors
Date: June 7, 2019